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                                   EXHIBIT 24







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                                                                    EXHIBIT 24


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-84173) of North County Bancorp of our report dated February 18, 1998 appearing on page 47 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.





PRICE WATERHOUSE LLP


San Diego, California
March 23, 1998


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